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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  July 30, 2001
                                         -------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



          1-6157                                        36-1208070
          ------                                        ----------
 (Commission File Number)                  (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                  60661
-----------------------------------------                  -----
(Address of principal executive offices)                (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)
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Item 5.      Other Events
-------      ------------

On July 30, 2001, Heller Financial, Inc. (the "Registrant") and General Electric Capital Corporation jointly issued a press release announcing that they have entered into a definitive merger agreement for General Electric Capital to acquire Heller Financial for $5.3 billion in cash, or $53.75 per share. A copy of the press release is attached.


Item 7.  Financial Statements and Exhibits
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(c)  Exhibits

99.1  Heller Financial, Inc. - Press Release


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2001
       -------------

                            HELLER FINANCIAL, INC.



                          By:    /s/ Lauralee E. Martin
                                 ----------------------
                                 Lauralee E. Martin
                          Title: Executive Vice President and
                                 Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit
Number
------

99.1    Heller Financial, Inc. - Press Release